Exhibit 10.34 Letter Agreement between Technology Service Group, Inc. and Mr. James Lacy dated September 18, 1996, amendment thereto and Assignment and Assumption of Real Estate Lease between Technology Service Group, Inc., Mr. James Lacy and G.P.E.D.C. dated November 6, 1996

September 18, 1996

Mr. James Lacy
c/o Gilliam Candy Co.
P.O. Box 1060-2401 Powell
Paducah, KY 42002

                 Re: Lease Assignment

Dear Sirs:

The purpose of this letter (sometimes hereinafter referred to as this "Agreement") is to set forth our understanding of the terms and conditions on which Technology Service Group, Inc. ("TSG") will assign to Mr. James Lacy ("Lacy"), with an address of P.O. Box 2828, Cookeville, Tennessee 38502, and Lacy will assume, all of TSG's rights and obligations under that certain lease agreement dated November 30, 1990 between G.P.E.D.C., Inc. ("GPEDC") as lessor and TSG as lessee (the "Lease") relating to an approximately 100,000 square-foot manufacturing facility located at 2400 South Beltline Road, Paducah, Kentucky (the "Facility").

1.   Background.

     (a) The initial term of the Lease is five and one-half years commencing on December 1, 1990 with an option to renew the Lease for two additional periods of five years each. The Lease gives TSG an option to purchase the property at the end of the lease term, including any extensions thereof, at a price of $10,000.

     (b) On March 20, 1996, the initial term of the Lease was extended for a period of one year to May 31, 1997.

     (c)  The Lease  may be  assigned  by TSG with the  written  consent  GPEDC.
          Accordingly this Agreement is contingent upon TSG obtaining such consent. If such consent is not given on or before November 1, 1996, this Agreement shall thereupon become null and void and of no further force or effect, and neither party shall thereafter be liable hereunder to the other party in any manner or respect.

2.   The Closing.

     (a) The closing of the assignment of the Lease shall occur on November 1, 1996 (the "Closing Date").

     (b) On the Closing Date, the parties hereto shall execute and deliver, each to the other, the form of Assignment and Assumption of Real Estate Lease set forth as Exhibit A (the "Assignment") and Lacy shall pay to TSG fifty thousand dollars ($50,000) by certified check or wire transfer, whereupon Lacy shall take possession of the property (the "Time of Possession").

Gilliam Candy Co.
September 18, 1996
Page 2


     (c) In the event that a material adverse change in the condition of the Facility occurs between the date of this Agreement and the Closing Date, TSG shall have the option either (i) within thirty (30) days of the Closing Date to restore, at its expense, the condition of the Facility to the condition it was in on the date hereof, or (ii) to pay the cost of such restoration to Lacy on the Closing Date. If TSG shall fail to restore the condition of the Facility or to pay the costs thereof to Lacy, this Agreement shall become null and void and of no further force or effect, and neither party shall thereafter be liable hereunder to the other party in any manner or respect.

3. Post and Pre Closing Subleases. As further consideration for the Assignment--

     (a) From the Closing Date through December 31, 1996, TSG shall have the right to occupy and use, rent-free, up to 30,000 square feet of storage space in the Facility. Lacy shall furnish to TSG without charge therefor such use of the utilities servicing the Facility as TSG shall reasonably request.

     (b) From the date hereof through the Closing Date, Lacy shall have the right to occupy and use, rent-free, up to 10,000 square feet of storage space in the Facility. TSG shall furnish to Lacy without charge therefor such use of the utilities servicing the Facility as Lacy shall reasonably request.

     (c) From and after the Closing, Lacy shall at its own expense carry property, casualty and liability insurance on the Facility, and so long as TSG is occupying any part of the Facility, TSG shall at its own expense carry casualty insurance on its personal property located in the Facility.

     (d) From the date hereof through the Closing Date, so long as Lacy is occupying any part of the Facility, Lacy shall at its own expense carry casualty insurance on its personal property located in the facility.

4. Prorations. Real property taxes, utility charges and all rent under the Lease shall be equitably pro-rated between the parties as of the Closing Date.

5. Personal Property. Except as provided herein, all personal property owned and leased by TSG shall be removed from the premises by TSG on or before December 31, 1996. TSG shall provide to Lacy, at no additional cost to Lacy, the Merlin telephone system and all office furniture presently located in the primary office area. In addition, TSG shall provide Lacy with the opportunity to bid on any other furniture, fixtures and equipment that TSG determines to sell or dispose of, but Lacy shall be given no preference over any other bidder for such property.

Gilliam Candy Co.
September 18, 1996
Page 3


6. Fixtures. Except as set forth herein, TSG shall not remove overhead lighting fixtures, air supply piping, power feed wiring, air conditioning system, PBX intercom system or any plumbing, electrical and exhaust systems or any fixtures, including overhead conveyer systems, that were not installed by TSG. It is understood that fixtures that were installed by TSG and that are removable without serious damage to the Facility as set forth in Exhibit B hereto, may be removed by TSG for relocation, sale or other disposition. Any damage to the Facility caused by such removal shall be repaired by TSG at its cost.

     Lacy agrees to assume TSG's obligations pursuant that certain equipment and service agreement between TSG and ADT Security dated January 5, 1994.

7. Due Diligence. Lacy represents and warrants to TSG that it has read the Lease in its entirety, has been given access to the Facility by TSG to perform such investigations thereof as it deems necessary, and has had an opportunity to do such other and further investigations prior to the Time of Possession as it deems necessary, including environmental tests and surveys and examinations of official records and the like. If the environmental due diligence procedures reveal any possible environmental problems, then Lacy at his option, on or before November 1, 1996, may declare this Agreement null and void and of no further force or effect, and neither party shall thereafter be liable hereunder to the other party in any manner or respect. If Lacy shall assume the Lease, he shall take possession of the Facility at the Time of Possession in "as is" condition "with all faults.

8.   Miscellaneous.

     (a) This Agreement together with Exhibits A and B contains the entire understanding of the parties on the subject matter hereof except as otherwise expressly contemplated herein; shall not be amended, and no term hereof shall be waived, except by written agreement of the parties signed by each of them; shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns; may be executed in one or more counterparts each of which shall be deemed an original hereof, but all of which shall constitute but one and the same agreement; and shall not be assignable by a party without the prior written consent of the other party.

     (b) The words "herein," "hereof," "hereunder," "hereby," "herewith" and words of similar import when used in this Agreement shall be construed to refer to this Agreement as a whole. The word "including" shall mean including, but not limited to any enumerated items.

     (c) Each party and its counsel has reviewed this Agreement. Accordingly, the normal rule of construction that any ambiguities and uncertainties are to be resolved against the party preparing an agreement will not be employed in the interpretation of this Agreement; rather the Agreement shall be construed as if all parties had jointly prepared it.

     (d) No representation, affirmation of fact, course of prior dealings, promise or condition in connection herewith or usage of the trade not expressly incorporated herein shall be binding on the parties.

Gilliam Candy Co.
September 18, 1996
Page 4


     (e) The failure to insist upon strict compliance with any term, covenant or condition contained herein shall not be deemed a waiver of such term, nor shall any waiver or relinquishment of any right at any one or more times be deemed a waiver or relinquishment of such right at any other time or times.

     (f) The captions of the paragraphs herein are for convenience only and shall not be used to construe or interpret this Agreement.

If the foregoing sets forth our agreement on the matters contained in this letter, please so indicate by signing and returning a copy of this letter to TSG.

Very truly yours,

Technology Service Group, Inc.

By: /s/ Winton Schriner
    ------------------------------
    M. Winton Schriner
    Executive Vice President

Accepted and Agreed:

James Lacy

By: /s/ James Lacy
    ------------------------------

Guarantee:

Gilliam Candy Co.

Gilliam Candy Co., c/o Fine Products Company, Inc., P.O. Box 1060-2401 Powell, Paducah, KY 42002 hereby guarantees performance of all of the obligations of Lacy as set forth herein.

By: /s/ James Lacy,  Chairman
    ------------------------------
    Name:
    Title:

                                                                       EXHIBIT A

                 Assignment and Assumption of Real Estate Lease

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Technology Service Group, Inc., a Delaware corporation hereby sells, assigns and transfers to Mr. James Lacy ("Assignee"), with an address of P.O. Box 2828 Cookeville, Tennessee 38502, all its right, title and interest in and to that certain lease agreement dated November 30, 1990 between G.P.E.D.C., Inc. as lessor and Technology Service Group, Inc. as lessee, AS IS AND WITH ALL FAULTS, and Assignee hereby assumes and agrees to perform or pay all obligations of the lessee under the Lease in accordance with and subject to its terms.

IN WITNESS WHEREOF, this instrument has been executed by the parties as of the day of November 1996.

Technology Service Group, Inc.                  James Lacy

By:  /s/ Winton Schriner                        By:  /s/ James Lacy
     --------------------------                      --------------------------
      M. Winton Schriner
      Executive Vice President

                                    Guarantee

Gilliam Candy Co., c/o Fine Products Company, Inc., P.O. Box 1060-2401 Powell, Paducah, KY 42002 hereby guarantees performance of all of the obligations of James Lacy pursuant to this Assignment and Assumption of Real Estate Lease.

By:  /s/ James Lacy,  Chairman
     -------------------------
     Name:
     Title:

                                   ----------

THE UNDERSIGNED G.P.E.D.C., INC. HEREBY CONSENTS TO THE FOREGOING ASSIGNMENT AND FROM AND AFTER THE DATE HEREOF AGREES TO LOOK SOLELY TO MR. JAMES LACY FOR THE PERFORMANCE OF ALL OF LESSEES' OBLIGATIONS UNDER THE FOREGOING SAID LEASE.

G.P.E.D.C., Inc.

By: _____________________________
    Name:
    Title:

COMMONWEALTH OF KENTUCKY     )
COUNTY OF McCRACKEN          ) ss:

The foregoing instrument was acknowledged before me by Winton Schriner, on behalf of Technology Service Group, Inc., this 18th day of September 1996.

My commission expires:  9-21-1999.

/s/ Ruby English
----------------------
Notary Public
Commonwealth of Kentucky at Large

COMMONWEALTH OF KENTUCKY     )
COUNTY OF McCRACKEN          ) ss:

The foregoing instrument was acknowledged before me by James L. Lacy, on behalf of Mr. James Lacy, ("Assignee"), this 18th day of September 1996.

My commission expires:  9-21-1999

/s/ Ruby English
----------------------
Notary Public
Commonwealth of Kentucky at Large

COMMONWEALTH OF KENTUCKY     )
COUNTY OF McCRACKEN          ) ss:

The foregoing instrument was acknowledged before me by James L/ Lacy, on behalf of Gilliam Candy Co., this 18th day of September 1996.

My commission expires:  9-21-1999

/s/ Ruby English
-----------------------
Notary Public
Commonwealth of Kentucky at Large

COMMONWEALTH OF KENTUCKY     )
COUNTY OF McCRACKEN          ) ss:

The     foregoing     instrument     was     acknowledged     before    me    by
___________________________,   _____________________________,   on   behalf   of
G.P.E.D.C., Inc. this __ day of November 1996.

My commission expires:____________________.

_______________________
Notary Public
Commonwealth of Kentucky at Large

                                                                       EXHIBIT B

            Fixtures to be Removed by Technology Service Group, Inc.

     1.   Two Wall mounted Model 200 Degreasers, with power safety switches

     2.   Three floor gravity skatewheel type conveyor systems

     3.   Conformal coat Binks spray booth

     4.   Two Simplex digital time clocks

     5. Electrovert Model EPK-1 Econopak SMT wave solder machine with vent and blower, including transformer, 3-phase control panel and 3 wall mounted control panels

     6.   Electrovert Model Ultraclean water ultrasonic cleaner

     7.   R&S Water Service water softener, with Technetic 1000 metering pump

     8.   Ruddglass commercial water heater, 120 gallons

     9.   P&G Pram Machine & Pram sand blast cabinet

     10.  P&G Sandblast Hopper

     11.  Power roller belt conveyor, two drives

     12.  Blasdel Enterprises, Inc. infrared drying oven

     13.  Overhead paint conveyor, chain & link type, with drive

     14.  DeVilbiss   7-1/2  hp  horizontal  tank  mounted   reciprocating   air
          compressor

     15. Sullair Model 10B-24H, 25 hp Rotary Screw air compressor, horizontal tank

     16.  Sears 3 hp Vertical tank mounted air compressor

     17. Kellog American 5 hp horizontal tank mounted reciprocating air compressor

     18.  Washing machine & Dryer

     19.  First aid boxes

     20.  Rotary drill, with venting

     21.  Acroprint time clock

                 Assignment and Assumption of Real Estate Lease

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Technology Service Group, Inc., a Delaware corporation hereby sells, assigns and transfers to Mr. James Lacy ("Assignee"), with an address of P.O. Box 2828, Cookeville, Tennessee 38502 all its right, title and interest in and to that certain lease agreement dated November 30, 1990 between G.P.E.D.C., Inc. as lessor and Technology Service Group, Inc. as lessee, AS IS AND WITH ALL FAULTS, and Assignee hereby assumes and agrees to perform or pay all obligations of the lessee under the Lease in accordance with and subject to its terms.

IN WITNESS WHEREOF, this instrument has been executed by the parties as of the day of November 1996.

Technology Service Group, Inc.                   James Lacy

By:  /s/  Winton Schriner                        By:  /s/James Lacy
     ------------------------------                   --------------------------
     M. Winton Schriner
     Executive Vice President

                                    Guarantee

Gilliam Candy Co., c/o Fine Products Company, Inc., P.O. Box 1060-2401 Powell, Paducah, KY 42002 hereby guarantees performance of all of the obligations of James Lacy pursuant to this Assignment and Assumption of Real Estate Lease.

By:  /s/  James Lacy,  Chairman
     ------------------------------
     Name:
     Title:

                                   ----------

THE UNDERSIGNED G.P.E.D.C., INC. HEREBY CONSENTS TO THE FOREGOING ASSIGNMENT AND FROM AND AFTER THE DATE HEREOF AGREES TO LOOK SOLELY TO MR. JAMES LACY FOR THE PERFORMANCE OF ALL OF LESSEES' OBLIGATIONS UNDER THE FOREGOING SAID LEASE.

G.P.E.D.C., Inc.

By:  /s/  Kristin Reese
     ------------------------------
     Name:  Kristin Reese
     Title:  President & CEO

COMMONWEALTH OF KENTUCKY     )
COUNTY OF McCRACKEN          ) ss:

The foregoing instrument was acknowledged before me by Winton Schriner, on behalf of Technology Service Group, Inc., this 18th day of September 1996.

My commission expires:  9-21-1999 .

/s/ Ruby English
-------------------------
Notary Public
Commonwealth of Kentucky at Large

COMMONWEALTH OF KENTUCKY     )
COUNTY OF McCRACKEN          ) ss:

The foregoing instrument was acknowledged before me by James L. Lacy, on behalf of Mr. James Lacy, ("Assignee"), this 18th day of September 1996.

My commission expires:  9-21-1999

/s/ Ruby English
Notary Public

Commonwealth of Kentucky at Large

COMMONWEALTH OF KENTUCKY)
COUNTY OF McCRACKEN              ) ss:

The foregoing instrument was acknowledged before me by James L/ Lacy, on behalf of Gilliam Candy Co., this 18th day of September 1996.

My commission expires:  9-21-1999

/s/ Ruby English
Notary Public

Commonwealth of Kentucky at Large

COMMONWEALTH OF KENTUCKY)
COUNTY OF McCRACKEN              ) ss:

The foregoing instrument was acknowledged before me by Kristin Reese, President & CEO, on behalf of G.P.E.D.C., Inc. this 6th day of November 1996.

My commission expires:  4/15/99

_________________________________
Notary Public
Commonwealth of Kentucky at Large

                          AMENDMENT TO LEASE ASSIGNMENT

================================================================================

     This Amendment to Lease Assignment ("Amendment") is entered into between Mr. James Lacy ("Lacy") and Technology Service Group ("TSG") as of November 5, 1996.

     Whereas, Lacy and TSG had previously entered into a Lease Assignment dated September 18, 1996 (the "Lease Assignment"); and

     Whereas the Lease Assignment was subject to the approval of G.P.E.D.C., Inc. ("GEPDC") and the Kentucky Development Finance Authority ("KDFA"), and

     Whereas, GPEDC requires certain changes to the Lease Assignment for its consent to the assignment; and

     Whereas, the Lease Assignment was to have been finalized on November 1, 1996, but was not completed by that date; and

     Whereas, Lacy and TSG desire to complete the assignment of the lease and agree to the changes set forth below in order to complete the Lease Assignment.

     1. TSG represents and warrants for itself and International Teleservice Corporation (ITC), that TSG and ITC are in full compliance with section 15 of the lease between GPEDC and ITC dated November 30, 1990 (the "Lease").

     2. TSG and ITC further represent and warrant that by December 31, 1996 they will remove all of their assets in such a manner as to comply with section 15 of the Lease. TSG will enter into the Environmental Indemnity Agreement with James Lacy which is attached hereto as Exhibit A and is incorporated herein by reference. The "As Is" character of the lease assignment shall not apply to any recovery pursuant to section 15 of the Lease or the Environmental Indemnity Agreement.

     3. The representations and warranties of TSG pursuant to items 1 and 2 above shall survive the closing of the Lease Assignment and a period of 2 years thereafter.

     4. Since the time for the closing of the Lease Assignment was extended from November 1, 1996 to November 6, 1996, Lacy will be responsible for rent for the entire month of November, without any proration.

     5. TSG will maintain insurance coverage on the leased premises until the parties close the Lease Assignment.

     6. Gilliam Candy Co., Inc., hereby signs this Amendment to indicate its consent to the amendment of the Lease Assignment, since Gilliam guaranteed the performance of all the obligations of Lacy pursuant to the Lease Assignment.

     7. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     8. The parties by their signatures below hereby ratify and affirm the Lease Assignment dated September 18, 1996, in all respects, except as modified by this Amendment.

TECHNOLOGY SERVICE GROUP, INC.

By:  /s/ Winton Schriner                    /s/ James Lacy
     ----------------------------           ---------------------------
      M. WINTON SCHRINER                    JAMES LACY
      Executive Vice President

                                            GILLIAM CANDY CO., INC.

                                            By:  /s/ James Lacy
                                                 ----------------------
                                                 JAMES LACY, Chairman

                    EXHIBIT A TO AMENDMEMT TO LEASE AGREEMENT

                        Environmental Indemnity Agreement

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") is made as of this 5th day of November, 1996 by and between Technology Service Group, Inc. (hereinafter referred to as "TSG") and James Lacy (hereinafter referred to as "Lacy").

                                   Background

On the date of this Agreement, TSG is assigning to Lacy, and Lacy is assuming, all of TSG's rights and obligations under that certain lease agreement dated November 30, 1990 (the "Lease") relating to a manufacturing facility located at 2400 South Beltline Road, Paducah, Kentucky (the "Facility"). The parties are entering into this Agreement to establish the liabilities of the parties with respect to environmental matters arising at the Facility.

THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.   TSG Environmental Representations

     (a) To its knowledge, TSG has complied with all environmental laws relating to its operation of the Facility and no action, suit, proceeding, complaint, or notice has been received by TSG relating to the Facility alleging any failure to so comply. Without limiting the generality of the preceding sentence, to its knowledge TSG has obtained and been in compliance with all of the terms and conditions of all environmental permits, licenses, and other authorizations that are required under, and has complied with all other conditions that are contained in, all environmental laws except to the extent that failure to so comply would not have a material adverse effect on TSG.

     (b) To its knowledge, TSG has not operated the Facility in a manner that could form the basis for any present or future action, suit, proceeding or complaint giving rise to any liability for damage to the site on which the Facility is located under any environmental law.

2. TSG's Obligations. TSG shall assume responsibility and liability for, and shall indemnify Lacy from and against, (a) any violation of any environmental laws whether federal, state or local, and (b) any environmental liabilities relating to the Facility any of which arose out of the conduct of TSG at the Facility and that occurred prior to the date hereof or out of the conduct of TSG while occupying a portion of the Facility hereafter; provided, however, that TSG shall not be obligated to perform or pay the cost of any remediation at the Facility under this indemnity unless such remediation is required by a governmental authority pursuant to an applicable environmental law. The foregoing notwithstanding, TSG shall at its cost and expense, dispose of in an environmentally acceptable manner, all paint thinners and any other chemicals, solvents or cleaning agents that were used by TSG during the period that it occupied the Facility.

                                                                Exhibit A Page 1

3. Lacy's Obligations. Lacy shall assume responsibility and liability for, and shall indemnify TSG from and against, (a) any violation of any environmental laws, whether federal, state or local, and (b) any environmental liabilities relating to the Facility, any of which arises out of the operation, possession or occupation of the Facility by Lacy on or after the date hereof, except for any violation that is attributable to TSG under Section 2, above.

4. Cooperation. Each party as an indemnified party hereunder shall provide prompt notification to the other (indemnifying) party of any claim for indemnification under this Agreement and shall provide all reasonable cooperation to the indemnifying party in presenting or defending a claim (including the filing or defending of a suit or other judicial or administrative proceeding for contribution, indemnification, cost recovery, reimbursement, or other cause of action) against or by any entity or person, such cooperation to include the provision of personnel and documents. Any out-of-pocket expenses incurred by the indemnified party in complying with this Section 4 shall be reimbursed by the indemnifying party.

5.   Miscellaneous.

     (a) This Agreement contains the entire understanding of the parties on the subject matter hereof; shall not be amended, and no term hereof shall be waived, except by written agreement of the parties signed by each of them; shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns; may be executed in one or more counterparts each of which shall be deemed an original hereof, but all of which shall constitute but one and the same agreement; and shall not be assignable by a party without the prior written consent of the other party.

     (b) The words "herein," "hereof," "hereunder," "hereby," "herewith" and words of similar import when used in this Agreement shall be construed to refer to this Agreement as a whole. The word "including" shall mean including, but not limited to any enumerated items.

     (c) Each party and its counsel has reviewed this Agreement. Accordingly, the normal rule of construction that any ambiguities and uncertainties are to be resolved against the party preparing an agreement will not be employed in the interpretation of this Agreement; rather the Agreement shall be construed as if all parties had jointly prepared it.

     (d) No representation, affirmation of fact, course of prior dealings, promise or condition in connection herewith or usage of the trade not expressly incorporated herein shall be binding on the parties.

     (e) The failure to insist upon strict compliance with any term, covenant or condition contained herein shall not be deemed a waiver of such term, nor shall any waiver or relinquishment of any right at any one or more times be deemed a waiver or relinquishment of such right at any other time or times.

                                                                Exhibit A Page 2

6. The captions of the paragraphs herein are for convenience only and shall not be used to construe or interpret this Agreement.

7. The recitals set forth in "Background," above, are incorporated herein and made a part hereof as the agreements of the parties as fully and with the same force and effect as if reiterated herein in full.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Technology Service Group, Inc.

By:  /s/ Winton Schriner                          /s/ James Lacy
     ------------------------------------         ----------------------------
     Winton Schriner
     Executive Vice President Operations

                                                                Exhibit A Page 3


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